DIRTT Announces Issuer Bid and Tender Offer to Purchase 6.00% Convertible Debentures due January 2026 and 6.25% Convertible Debentures due December 2026

CALGARY, Alberta, February 15, 2024 (GLOBE NEWSWIRE) -- DIRTT Environmental Solutions Ltd. (“DIRTT” or the “Company”) (TSX: DRT; OTC: DRTTF), a leader in industrialized construction, announced today that its board of directors has approved a substantial issuer bid and tender offer (the "Issuer Bid"), under which the Company will offer to repurchase for cancellation: (i) up to C$6,000,000 principal amount of its issued and outstanding 6.00% convertible unsecured subordinated debentures due January 31, 2026 (the "January Debentures") (or such larger principal amount as the Company, in its sole discretion, may determine it is willing to take‑up and pay for, subject to applicable law) at a purchase price of C$720 per C$1,000 principal amount of January Debentures; and (ii) up to C$9,000,000 principal amount of its issued and outstanding 6.25% convertible unsecured subordinated debentures due December 31, 2026 (the "December Debentures", and, together with the January Debentures, the “Debentures”) (or such larger principal amount as the Company, in its sole discretion, may determine it is willing to take‑up and pay for, subject to applicable law) at a purchase price of C$600 per C$1,000 principal amount of December Debentures. Holders of Debentures who validly tender and do not withdraw their Debentures will receive the applicable purchase price, plus a cash payment for all accrued and unpaid interest up to, but excluding, the date on which such Debentures are taken up by the Company. The applicable purchase price will be denominated in Canadian dollars and payments of amounts owed to holders of deposited Debentures, including for interest, will be made in Canadian dollars.

The Issuer Bid will remain open for acceptance until 5:00 p.m. (Toronto Time) on March 22, 2024, unless withdrawn or extended by the Company. If the aggregate principal amount of the Debentures properly tendered and not withdrawn under the Issuer Bid exceeds C$6,000,000 for the January Debentures or C$9,000,000 for the December Debentures, the Company will purchase a pro-rated portion of the January Debentures or the December Debentures so tendered, as applicable (with adjustments to maintain C$1,000 minimum denominations of Debentures). DIRTT will return all Debentures not purchased under the Issuer Bid, including Debentures not purchased because of pro-ration. Debentures taken up and paid for by the Company will be immediately cancelled.

The Company intends to fund the Issuer Bid with a portion of the proceeds from the Company’s previously completed rights offering to its common shareholders, which closed in January 2024 for aggregate gross proceeds of C$30,000,000.

Further details of the Issuer Bid, including instructions for tendering Debentures to the Issuer Bid, will be included in the formal offer to purchase, issuer bid circular, letter of transmittal and other related documents (collectively, the "Issuer Bid Documents"). The Issuer Bid Documents will be filed with the applicable securities regulators and made available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, as applicable, on February 15, 2024. The Issuer Bid Documents are expected to be mailed to holders of Debentures (“Debentureholders”) in Canada and the U.S. on or around February 16, 2024.

In accordance with applicable securities laws, an independent special committee of the board of directors of the Company has retained KPMG LLP as an independent valuator in connection with the Issuer Bid. A copy of the formal valuation will be included with the Issuer Bid Documents. The formal valuation will not be, and should not be construed to be, a recommendation to a Debentureholder, or to anyone else, to take any course of action. Debentureholders of the Company are urged to carefully read the Issuer Bid Documents, once available, and to consult with their own financial, tax and legal advisors prior to making any decision with respect to the Issuer Bid.

The Issuer Bid is not expected to be conditional upon any minimum number of Debentures being tendered. It is, however, subject to other customary conditions, as detailed in the Issuer Bid Documents.

The Company reserves the right to modify any terms of the Issuer Bid, or to extend or determine not to proceed with the Issuer Bid, at any time.

The January Debentures and the December Debentures are listed on the TSX under the symbols DRT.DB and DRT.DB.A, respectively. On February 12, 2024, the last full trading day the January Debentures traded prior to the announcement by the Company of the approval of the Issuer Bid by its directors, the closing price on the TSX was C$62 per C$100 principal amount of January Debentures (which represents C$620 per C$1,000 principal amount of January Debentures). On February 8, 2024, the last full trading day the December Debentures traded prior to the announcement by the Company of the approval of the Issuer Bid by its directors, the closing price on the TSX was C$55 per C$100 principal amount of December Debentures (which represents C$550 per C$1,000 principal amount of December Debentures). As of February 14, 2024,

C$40,250,000 principal amount of January Debentures and C$35,000,000 principal amount of December Debentures were issued and outstanding.

IMPORTANT INFORMATION ABOUT THE ISSUER BID

This press release is neither an offer to purchase nor a solicitation of an offer to sell any Debentures. The solicitation and the offer to purchase Debentures by the Company will only be made pursuant to the Issuer Bid Documents, including a Tender Offer Statement on Schedule TO (the “Tender Offer Statement”), which are expected to be made available to Debentureholders on or before February 15, 2024. Debentureholders should read those materials and the documents carefully when they become available because they will contain important information, including the various terms and conditions of the Issuer Bid. The Tender Offer Statement, including the offer to purchase and related letter of transmittal and other tender offer materials, will be available free of charge at www.sec.gov. The Company’s other public filings with the Securities and Exchange Commission (“SEC”), including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, are also available free of charge on EDGAR at www.sec.gov and on the Company’s website at www.DIRTT.com. Debentureholders are urged to carefully read these materials prior to making any decision with respect to the Issuer Bid.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol “DRT”.

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular and without limitation, this news release contains forward-looking information pertaining to the Issuer Bid and the terms thereof, including that the conditions to closing the Issuer Bid may not be satisfied or, to the extent permitted by applicable law, may be waived by the Company’s board of directors in its sole discretion; the sources of funding to purchase Debentures under the Issuer Bid; the anticipated mailing date of the Issuer Bid Documents; and the anticipated expiry date of the Issuer Bid.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on February 22, 2023, as supplemented by our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.